NAIC GROWTH FUND, INC.

Annual Report
December 31, 1997












































Contents
Report to Shareowners                       2
Statement of Assets and Liabilities         3
Statement of Operations                     4
Statements of Changes in Net Assets         5
Financial Highlights                        6
Portfolio of Investments                    7
Notes to Financial Statements              10
Auditors' Report                           13
Dividends and Distributions                14
NAIC Growth Fund, Inc., Board of Directors 18
Shareholder Information                    18










































Report to Shareowners:
December 31, 1997


     As measured by the popular averages, the stock market experienced a dramatic increase for the third consecutive year. It was also a good year for the NAIC Growth Fund. The Net Asset Value was $9.07 at the end of 1996 and on December 31, 1997 was $11.46 when the dividends were added back in to the actual NAV of $10.99. That was an increase of 26.3% for the year. The price of the stock closed the year at $14.75, up 56.3% from the 1996 closing price.
     All figures have been adjusted for the 100% stock dividend paid on October 1st. The dividend payments last year increased 29.5% over 1996, including regular income and capital gains.
      Two new issues were added to the portfolio - 6,000 OM Group and 4,000 O'Reilly Automotive. We increased our positions with the addition of 4,000 American Business Products, 5,000 Biomet, 3,000 CBS, 2,000 Dallas Semiconductor, 2,000 Federal Signal, 1,000 McCormick, 2,000 Stryker, 1,000 Sysco and 1,000 Teleflex.
     We reduced our positions in four stocks with partial sales of Eli Lilly, McDonald's, Mead and Bristol-Myers Squibb. Full sales were made in Philip Morris, Cooper Tire & Rubber, Walt Disney, Arnold Industries, Cuno, Commercial Intertech, Dun & Bradstreet, Sea Containers and Alltrista.
     Stocks which split or paid stock dividends during the year included: Allied Group (3-2); American International Group (3-2); Bristol-Myers Squibb (2-1); Cincinnati Bell (2-1); Colgate-Palmolive (2-1); ConAgra (2-1); Eli Lilly (2-1); Emerson Electric (2-1); General Electric (2-1); Huntington Bancshares (10%); IBM (2-1); Johnson Controls (2-1); Mead (2-1); Molex (5- 4); O'Reilly Automotive (2-1); Pfizer (2-1); RPM (5-4); Sigma Aldrich (2-1); State Street (2-1); Synovus Financial (3-2); Teleflex (2-1) and Vishay Intertechnology (5%).
     With the turmoil in the Asian markets and projected lower earnings gains for many companies, 1998 will be a challenging year. We feel that our portfolio is well positioned and expect continued earnings progress for the stocks we hold. They are continually monitored to seek opportunities to increase positions and to add new issues to the Fund's portfolio.



Thomas E. O'Hara, Chairman       Kenneth S. Janke, President







NAIC Growth Fund, Inc.
Statement of Assets and Liabilities
As of December 31, 1997


ASSETS

Investment securities
   -at market value (cost $6,307,866)           $15,650,593
Short-term investments
   -at amortized cost                             1,598,476
Cash and cash equivalents                           734,919
Dividends and interest receivable                    18,795
Prepaid insurance                                    11,444

                                                 18,014,227

LIABILITIES

Dividends payable         651,296
Accounts payable           27,626                   678,922

TOTAL NET ASSETS                                $17,335,305



SHAREHOLDERS' EQUITY

 Common Stock-par value $0.001 per share;
   authorized 50,000,000 shares,
      outstanding 1,576,988 shares           $        1,577
Additional Paid-in Capital                        7,990,479
Undistributed net investment income                     522
Undistributed net realized gain
      on investments                                      0
Unrealized appreciation of investments            9,342,727

SHAREHOLDERS' EQUITY                            $17,335,305

NET ASSET VALUE PER SHARE                     $       10.99


See notes to financial statements










NAIC Growth Fund, Inc.
Statement of Operations
For the year ended December 31, 1997


INVESTMENT INCOME

     Interest                                    $  92,768
     Dividends                                     208,849

                                                   301,617
EXPENSES

     Advisory fees                   118,047
     Transfer agent & custodian fees  32,444
     Legal fees                       30,057
     Insurance                        19,323
     Audit fees                       15,450
     Directors' fees &  expenses      12,986
     Printing                         11,876
     Annual shareholders'  meeting     9,847
     Mailing & postage                 3,360
     Other fees & expenses            12,326
     Less:     Advisory fees waived (114,329)

     Net Expenses                                  151,387

          Net investment income                    150,230

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

     Realized gain on investments:
        Proceeds from sale of investment
        securities                               1,235,419

        Cost of investment securities sold         658,391

          Net realized gain on investments         577,028

     Unrealized appreciation of investments:
        Unrealized appreciation at
        beginning of year                        6,526,553
        Unrealized appreciation at end of year   9,342,727
          Increase in unrealized appreciation
          on investments                         2,816,174

              Net realized and unrealized
              gain on investments                3,393,202

NET INCREASE FROM OPERATIONS                   $ 3,543,432


See notes to financial statements
NAIC Growth Fund, Inc.
Statements of Changes in Net Assets
For the years ended:

                              December 31, 1997   December 31, 1996

FROM OPERATIONS:

Net investment income                 $150,230           $136,240
Net realized gain on investments       577,028            424,659
Net change in unrealized
   appreciation on investments       2,816,174          2,162,041
        Net increase from operations 3,543,432          2,722,940

DISTRIBUTION TO STOCKHOLDERS FROM:

Net investment income                  155,619            139,410
Net realized gain from
   investment transactions             577,028            424,659
          Total distributions          732,647            564,069

FROM CAPITAL STOCK TRANSACTIONS:

Dividend reinvestment                  423,948            150,443
Cash purchases                         612,787            189,356
          Net increase from capital
          stock transactions         1,036,735            339,799

               Net increase in
               net assets            3,847,520          2,498,670

TOTAL NET ASSETS:

Beginning of year                  $13,487,785        $10,989,115
End of year (including
  undistributed net investment

  income of $522 and
  $5,911, respectively)            $17,335,305        $13,487,785

Shares:

Shares issued to common
stockholders under the dividend
reinvestment and cash purchase plan     89,346             40,754
Shares at beginning of year          1,487,642          1,446,888

Shares at end of year                1,576,988          1,487,642



See notes to financial statements

NAIC Growth Fund, Inc.
Financial Highlights
For the years ended:
                           1997      1996      1995      1994      1993

Net asset value at
  beginning of year       $9.07     $7.60     $5.75     $5.62     $5.42
Net investment income       .10       .10       .08       .05       .04
Net realized and unrealized gain
   on investments          2.29      1.75      1.91       .13       .21

   Total from investment
    operations             2.39      1.85      1.99       .18       .25

Distributions from:
   Net investment income  (.10)     (.10)     (.08)     (.05)     (.04)
   Realized gains         (.37)     (.28)     (.06)      .00      (.01)
      Total distributions (.47)     (.38)     (.14)     (.05)     (.05)

Net asset value at
   end of year           $10.99     $9.07     $7.60     $5.75     $5.62

Per share market value,
   end of year
                   Ask   15 1/4     9 3/4     7 1/8     4 3/4     5 5/8
                   Bid   14 1/2     9 7/16    6 7/8     4 11/16   4 3/4

Total Investment Return:

 based on market value
   1 year                58.50%    42.94%    49.70%    (0.54%)    0.83%
   from inception        17.84%    12.59%     7.85%     0.27%     0.50%
based on net asset value
   1 year                26.43%    24.46%    34.60%     3.12%     4.65%
   from inception        13.69%    11.92%     9.78%     4.92%     5.45%

Net Assets, end of
 year (mil)            $17,335.3  $13,487.8 $10,989.1 $8,316.6 $8,081.8

Ratios to average net assets:

Ratio of expenses to average
   net assets (a)         0.96%     0.96%     1.19%     1.81%     2.00%
Ratio of net investment
   income to average
    net assets (a)        0.96%     1.10%     1.16%     0.77%     0.63%

Portfolio turnover rate   6.31%     5.93%     6.90%     6.56%     0.62%

Average commission rate  $0.12     $0.12     $0.12

(a) In 1997, 1996, 1995 and 1994, the adviser voluntarily waived its fee. Had the adviser not done so in 1997, 1996, 1995 and 1994,
the ratio of expenses to average net assets   would have been 1.69%,
1.68%, 1.94% and 2.00% and the ratio of net investment income to average net assets would have been 0.23%, 0.38%, 0.41% and 0.58%, respectively.

See notes to financial statements




NAIC Growth Fund, Inc.
Portfolio of Investments - December 31, 1997

 %   Common Stock         Shares          Cost          Market


1.8  Agriculture

Monsanto                  7,500         65,339         315,000


1.7  Auto Replacement

Dana Corp.                4,000         53,250         190,000
O'Reilly Automotive *     4,000         84,750         105,000


9.8  Banking

Citicorp                  4,000         79,167         505,750
Comerica, Inc.            2,000         58,750         180,500
First Chicago NBD         2,000         64,750         167,000
Huntington Banc.         13,207         91,093         475,452
Synovus Financial        11,250         81,125         368,438


2.7  Building Products

Clayton Homes            10,000        131,981         180,000
Johnson Controls          6,000         96,895         286,500


3.7  Chemicals

OM Group, Inc.            6,000        195,562         219,750
RPM                      12,500        119,125         190,625
Sigma Aldrich             5,000         94,937         198,750
Solutia, Inc.             1,500          6,109          40,031






1.2  Computers

IBM                       2,000         99,387         209,250


3.4  Consumer Products


Colgate-Palmolive         4,000         98,500         294,000
Newell Co.                7,000        153,000         297,500


4.8  Electrical Equipment

CBS Corp.                 5,000        102,437         147,188
Federal Signal            5,000        119,875         108,125
General Electric          4,000         56,000         293,500
Vishay Intertech. *      12,127        132,026         285,742


2.4  Electronics

Dynatech Corp. *          6,000        111,138         281,250
Molex, Inc.               4,687         93,240         134,751


11.1  Ethical Drugs

Amer. Home Prod.          3,000         90,510         229,500
Bristol-Myers Squibb      3,000        106,538         283,875
Eli Lilly                 6,000         91,688         417,750
Johnson & Johnson         2,000         45,500         131,750
Merck & Co., Inc.         2,500         83,320         265,000
Pfizer, Inc.              4,000         58,750         298,250
Pharmicia & Upjohn        7,975        200,070         292,084


9.2  Financial Services

Allied Group             11,250        131,625         322,031
Beneficial Corp.          4,000        119,538         332,500
Cognizant Corp.           1,500         35,799          66,938
Household Intl.           5,000        123,312         638,125
State Street Boston       4,000         75,500         232,750

3.3  Food

ConAgra                   6,000         78,125         198,750
Heinz, H.J.               3,000         67,250         152,438
McCormick & Co.           8,000        168,850         224,000

1.5  Grocery

Hannaford Bros.           6,000        138,562         260,625


3.1  Hospital Supplies

Biomet Corp.              7,000        122,250         179,375
Stryker Corp.             6,000        121,750         223,500
St. Jude Medical*         4,500        100,125         137,250


0.8  Industrial Services

Donaldson Co.             3,000         37,588         135,188


0.9  Instruments

TSI, Inc.                15,000         48,375         150,000


3.2  Insurance

AFLAC, Inc.               3,750         51,875         191,719
Amer. Int'l. Group        3,375         79,052         367,031


3.0  Machinery

Cooper Industries         3,500        129,018         171,500
Emerson Electric Co.      6,000        113,518         338,625


3.6  Multi Industry

Pentair                   3,000         23,875         107,812
Teleflex                  6,000        145,188         226,500
Thermo Electron *         6,750        106,688         297,000



0.9  Office Equipment

American Bus. Prod.       7,000        158,000         151,375



1.0  Paper

Mead Corp.                6,000         74,144         168,000



0.7  Petroleum

Kerr McGee                2,000         95,250         126,625



2.3  Publishing

Reuters Holdings          6,000        125,375         397,500



1.9  Restaurants

McDonald's                6,000         83,125         286,500
Tricon Global Rest. *     1,200         16,876          34,875



1.2  Semiconductor

Dallas Semiconductor      5,000        107,750         203,750



4.0  Soft Drinks

Coca Cola                 4,000         82,250         266,750
PepsiCo                  12,000        205,374         435,000



3.3  Telecommunications


ADC Telecom. *            9,000         21,234         375,750
Cincinnati Bell           6,000         55,250         186,000



1.3  Transportation

Sysco Corp.               5,000        142,750         227,812



1.4  Utilities

Century Telephone         5,000        140,625         249,063






1.1  Water Treatment

Ionics *                  5,000        117,188         195,625


90.3                                $6,307,866     $15,650,593



     Short-term Investments

9.2  United States Treasury  Bill,
       maturing 1/8/98                               1,598,476
4.2  Misc. Cash Equivalents                            734,919

13.4                                                 2,333,395


     Total Investments                              17,983,988

 (3.7) All other assets less liabilities              (648,683)

100.0%    Total Net Assets                         $17,335,305

* non-income producing security
























NAIC Growth Fund, Inc.
Notes to Financial Statements

(1)  ORGANIZATION
The NAIC Growth Fund, Inc. (the "Fund") was organized under Maryland law on April 11, 1989 as a diversified closed-end investment company under the Investment Company Act of 1940. The Fund commenced operations on July 2, 1990.

(2)  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Fund not otherwise set forth in the notes to financial statements:

Dividends and Distributions - Dividends from the Fund's net investment income and realized net long- and short-term capital gains will be declared and distributed at least annually. Shareholders may elect to participate in the Dividend Reinvestment and Cash Purchase Plan (see
Note 4).

Investments - Investments in equity securities are stated at market value, which is determined based on quoted market prices or dealer quotes. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Fund utilizes the amortized cost method to determine the carrying value of short-term debt obligations. Under this method, investment securities are valued for both financial reporting and Federal tax purposes at amortized cost. Any discount or premium is amortized from
the date of acquisition to maturity.   Investment security purchases
and sales are accounted for on a trade date basis.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes - The Fund intends to comply with the general qualification requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute at least 90% of its taxable income, including net long-term capital gains, to its shareholders. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

The following information is based upon Federal income tax cost of portfolio investments as of December 31, 1997:



     Gross unrealized appreciation     $  9,361,102
     Gross unrealized depreciation         (18,375)

           Net unrealized appreciation $  9,342,727

     Federal income tax cost            $ 6,307,866

Expenses -The Fund's service contractors bear all expenses in connection with the performance of their services. The Fund bears all expenses incurred in connection with its operations including, but not limited to, management fees (as discussed in Note 3), legal and audit fees, taxes, insurance, shareholder reporting and other related costs. Such expenses will be charged to expense daily as a percentage of net assets. The Advisory Agreement provides that the Fund may not incur annual aggregate expenses in excess of two percent (2%) of the first Ten Million Dollars of the Fund's average net assets, one and one-half percent (1 1/2%) of the next Twenty Million Dollars of the average net assets, and one percent (1%) of the remaining average net assets for any fiscal year. Any excess expenses shall be the responsibility of the Investment Adviser, and the pro rata portion of the estimated annual excess expenses will be offset against the Investment Adviser's monthly fee. A director of the Fund is of counsel to the Fund's legal counsel. Legal counsel has incurred $30,057 for ongoing legal services during the year.

(3)  MANAGEMENT ARRANGEMENTS
Investment Adviser - National Association of Investors Corporation
(NAIC) serves as the Fund's Investment Adviser subject to the Investment Advisory Agreement, and is responsible for the management of the Fund's portfolio, subject to review by the board of directors of the Fund. For the services provided under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee at an annual rate of three-quarters of one percent (0.75%) of the average weekly net asset value of the Fund, during the times when the average weekly net asset value is at least $3,800,000. The Investment Adviser will not be entitled to any compensation for a week in which the average weekly net asset value falls below $3,800,000. The Adviser has voluntarily waived $114,329 of its total fee of $118,047 for the year ended 1997.

NAIC entered into a Consulting Agreement dated January 1, 1997 with Hutner Capital Management Inc. ("Hutner"), an investment adviser, pursuant to which Hutner acted as consultant and adviser to NAIC with respect to the investment of certain assets of the Fund (constituting approximately 10% of the Fund's total assets). The Consulting Agreement required NAIC to evaluate the recommendations of Hutner and, in its sole and absolute discretion, to accept or reject such recommendations in accordance with applicable law, its fiduciary obligations to the Fund and the terms of the Advisory Agreement. NAIC paid Hutner $3,718 in 1997 for its services. The Consulting Agreement terminated on December 31, 1997. Plan Agent - In 1997, the Fund changed custodians from First Chicago NBD (NBD) to Michigan National Bank (MNB). NBD and MNB served as the Fund's custodians pursuant to
the Custodian Agreement.   As the Fund's custodians, NBD and MNB
received fees and compensation of expenses for services provided including, but not limited to, an annual account charge, annual security fee, security transaction fee and statement of inventory fee. Boston EquiServe serves as the Fund's transfer agent and dividend disbursing agent pursuant to Transfer
Agency and Dividend Disbursement Agreements.   Boston EquiServe
receives fees for services provided including, but not limited to, account maintenance fees, activity and transaction processing fees and reimbursement of out-of-pocket expenses such as forms and mailing costs.

(4)  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") which allows shareholders to reinvest dividends paid and make additional contributions. Under the Plan, if on the valuation date the net asset value per share is lower than the market price at the close of trading on that day, then the Plan Agent will elect on behalf of the shareholders who are participants of the Plan to take the dividends in newly issued shares of the Fund's common stock. If net asset value exceeds the market price on the valuation date, the Plan Agent will elect to receive cash dividends, and will promptly buy shares of the Fund's common stock on whatever market is consistent with best price and execution. The number of shares credited to each shareholder participant's account will be based upon the average purchase price for all shares purchased.

(5)  DISTRIBUTIONS TO SHAREHOLDERS
On May 15, 1997, a distribution of $0.0525 per share aggregating
$81,351 was declared from net investment income. The dividend was paid August 1, 1997, to shareholders of record June 30, 1997. On December 4, 1997, a dividend of $0.413 per share aggregating $651,296 was declared from net investment income and net realized gains payable January 29, 1998, to shareholders of record December 29, 1997.

The Board of Directors also declared a 100% stock dividend on August 22, 1997. The stock dividend was paid October 1, 1997 to shareholders of record September 12, 1997. All per share disclosures have been retroactively adjusted for the stock dividend.

(6)  Investment transactions
Purchases and sales of securities, other than short-term securities for the year ended December 31, 1997, were $892,228 and $1,235,419, respectively.

(7)  FINANCIAL HIGHLIGHTS
The Financial Highlights present a per share analysis of how the Fund's net asset value has changed during the years presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These Financial Highlights have been derived from the financial statements of the Fund and other information for the years presented. The Total Investment Return based on market value assumes that shareholders bought into the Fund at the bid price and sold out of the Fund at the bid price. In reality, shareholders buy into the Fund at the ask price and sell out of the Fund at the bid price. Therefore, actual returns may differ from the amounts stated.


















































Report of Independent Public Accountants

To the Board of Directors and Shareholders of NAIC Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of NAIC GROWTH FUND, INC. (a Maryland corporation), including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NAIC Growth Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


                                              ARTHUR ANDERSEN LLP


Detroit, Michigan,
January 7, 1998.










 NAIC Growth Fund, Inc.
Dividends and Distributions: Dividend Reinvestment and Cash Purchase
Plan

     We invite you to join the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which is provided to give you easy and economical ways of increasing your investment in the Fund's shares. THOSE
SHAREHOLDERS WHO HAVE ELECTED TO PARTICIPATE IN THE PLAN NEED NOT DO ANYTHING FURTHER TO MAINTAIN THEIR ELECTION.

     Boston EquiServe will act as the Plan Agent on behalf of shareholders who are participants in the Plan.

     All shareholders of the Fund (other than brokers and nominees of financial institutions) who have not previously elected to participate in the Plan or who have terminated their election may elect to become participants in the Plan by filling in and signing the form of authorization obtainable from Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266, the transfer agent for the Fund's shares and the shareholders' agent for the Plan, and mailing it to Boston EquiServe. The authorization must be signed by the registered shareholders of an account. Participation is voluntary and may be terminated or resumed at any time upon written notice from the participant received by the Plan Agent prior to the record date of the next dividend. Additional information regarding the election may be obtained from the Fund.

     Dividend payments and other distributions to be made by the Fund to participants in the Plan either will be paid to the Plan Agent in cash (which then must be used to purchase shares in the open market)
or, will be represented by the delivery of shares depending upon which of the two options would be the most favorable to participants, as hereafter determined. On each date on which the Fund determines the net asset value of the shares (a Valuation Date), and which occurs not more than five business days prior to a date fixed for payment of a dividend or other distribution from the Fund, the Plan Agent will compare the determined net asset value per share with the market price per share.
For all purposes of the Plan, market price shall be deemed to be the highest price bid at the close of the market by any market maker on the date which coincides with the relevant Valuation Date, or, if no bids were made on such date, the next preceding day on which a bid was made. The market price was $14 3/4 on December 31, 1997. If the net asset value in any such comparison is found to be lower than said market price, the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by issuing additional shares to the Participants in the Plan at a price per share
equal to the greater of the determined net asset value per share	or
ninety-five percent (95%) of the market price per share determined as of the close of business on the relevant Valuation Date. However, if the net asset value per share (as determined above) is higher than the market price per share, then the Plan Agent will demand that the Fund satisfy its obligation with respect to any such dividend or other distribution by a cash payment to the Plan Agent for the account of Plan participants and the Plan Agent then shall use such cash payment to buy additional shares in the open market for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the first trading day following receipt of the cash payment from the Fund, any remaining funds shall be used by the Plan Agent to purchase newly issued shares of the Fund's common stock from the Fund at the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share as of the date coinciding with or next preceding the date of the relevant Valuation Date.

     Participants in the Plan will also have the option of making additional cash payments to the Plan Agent, on a monthly basis, for investment in the Fund's shares. Such payments may be made in any amount from a minimum of $50.00 to a maximum of $1,000.00 per month. The Fund may, in its discretion, waive the maximum monthly limit with respect to any participant. At the end of each calendar month, the Plan Agent will determine the amount of funds accumulated. Purchases made from the accumulation of payments during any one calendar month will be made on or about the first business day of the following month (Investment Date). The funds will be used to purchase shares of the Fund's common stock from the Fund if the net asset value of the shares is lower than the market price as of the Valuation Date which occurs not more than five business days prior to the relevant Investment Date. In such case, such shares will be newly issued shares and will be issued at a price per share equal to the greater of the determined net asset value per share or ninety-five percent (95%) of the market price per share. If the net asset value per share is higher than the market price per share, then the Plan Agent shall use such cash payments to buy additional shares in the open market for the account of the Plan participants, provided, however, that the Plan Agent shall not purchase shares in the "open market" at a price in excess of the net asset value as of the relevant Valuation Date. In the event the Plan Agent is unable to complete its acquisition of shares to be purchased in the "open market" by the end of the Investment Date, any remaining cash payments shall be used by the Plan Agent to purchase newly issued shares of the Fund's common stock from the Fund at the greater of the determined net asset value per share or ninety-five (95%) percent of the market price per share as of the relevant Valuation Date. All cash payments received by the Plan Agent in connection with the Plan will be held withoutearning interest. To avoid unnecessary cash accumulations, and also to allow ample time of receipt and processing by the Plan Agent, participants that wish to make voluntary cash payments should send such payments to the Plan Agent in such a manner that assures that the Plan Agent will receive and collect Federal Funds by the end of the month. This procedure will avoid unnecessary accumulations of cash and will enable participants to realize lower brokerage commissions and to avoid additional transaction charges. If a voluntary cash payment is not received in time to purchase shares in any calendar month, such payment shall be invested on the next Investment Date. A participant may withdraw a voluntary cash payment by written notice to the Plan Agent if the notice is received by the Plan Agent at least forty-eight hours before such payment is to be invested by the Plan Agent.

     Boston EquiServe as the Plan Agent will perform bookkeeping and other administrative functions, such as maintaining all shareholder accounts in the Plan and furnishing written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan and of record as of the record date for determining those shareholders who are entitled to vote on any matter involving the Fund. In case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by such shareholders as representing and limited to the total number of shares registered in the shareholder's name and held for the account of beneficial owners who have elected to participate in the Plan.

     There are no special fees or charges to participants other than reasonable transaction fees and a termination fee of up to one ($1.00) dollar.

     With respect to purchases from voluntary cash payments, the Plan Agent will charge a pro rata share of the brokerage commissions, if any. Brokerage charges for purchasing small blocks of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing shares for all participants in larger blocks and prorating the lower commission rate thus applied.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income tax liability associated therewith.




     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment received and any dividend or distribution to be paid subsequent to a date specified in a notice of the change sent to all shareholders at least ninety days before such specified date. The Plan may also be terminated on at least ninety days' written notice to all shareholders in the Plan. All correspondence concerning the Plan should be directed to Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266 or call 1-800-257-1770.






NAIC Growth Fund, Inc.
Board of Directors


Thomas E. O'Hara
Chairman,
Bloomfield Hills, MI


Lewis A. Rockwell
Secretary,
Grosse Pointe Shores, MI


Carl A. Holth
Director,
Clinton Twp., MI

Kenneth S. Janke
President,
Bloomfield Hills, MI


Benedict J. Smith
Director,
Birmingham, MI


James M. Lane
Director,
Grosse Pointe Farms, MI

Peggy L. Schmeltz
Director,
Bowling Green, OH


Cynthia P. Charles
Director,
Ambler, PA












Shareholder Information

The ticker symbol for the NAIC Growth Fund, Inc., on the Chicago Stock Exchange is GRF.

The dividend reinvestment plan allows shareholders to automatically reinvest dividends in Fund common stock without paying commission.
Once enrolled, you can make additional stock purchases through monthly cash deposits ranging from $50 to $1,000. For more information, request a copy of the Dividend Reinvestment Service for Stockholders of NAIC Growth Fund, Inc., from Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Questions about dividend checks, statements, account consolidation, address changes, stock certificates or transfer procedures write Boston EquiServe, P.O. Box 8200, Boston, Massachusetts 02266. Telephone 1-800-257-1770.

Shareholders or individuals wanting general information or having questions, write NAIC, P.O. Box 220, Royal Oak, Michigan 48068.
Telephone 248-583-6242 Ext. 322.